UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________

FORM 8-K
_______________________________

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 13, 2008 (March 12, 2008)
Date of report (Date of earliest event reported)

COASTAL CAPITAL ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Georgia	000-29449	88-0428896
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
of incorporation or organization)		Identification No.)

300 Bull Street, Second Floor, Suite A Savannah, Georgia31401

(Address of principal executive offices) (Zip Code)

(912) 944-2640
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02  Election of Director.

On March 12, 2008, the Board of Directors of the Company, by unanimous consent, elected the following person as director of the Company, to serve until the next annual meeting of shareholders and until his respective successor is elected and qualified:

THOMAS H. GREENE, age 40, was appointed as a director of the Company by its Board of Directors on March 12, 2008.  He became the Company’s fifth director effective March 12, 2008.

Tom is a Principal with Clarity Benefit Consulting, LLC in Atlanta, Georgia.  He graduated from The University of Georgia with a Bachelor of Science degree in 1991.

From 1991 to 1997, Tom worked as a Sales Consultant for the nation’s largest disability and special risk insurance carrier.  In 1997 Mr. Greene joined Mercer Human Resource Consulting in Atlanta, Georgia. Mercer is the nation’s largest Healthcare consulting firm.  He served as a specialty consulting practice leader for eleven Mercer offices.  He also served as a board member on the national Integrated Absence Management practice and was active in the Integrated Benefits Institute (IBI), Washington Business Group on Health (WBGH) and Disability Management Employer Coalition (DMEC).

In 2004 Mr. Greene formed Clarity Benefit Consulting, LLC.  The focus of Clarity was to work with Fortune 500 employers to identify creative strategies for controlling employee healthcare expenditures.  These strategies focus on employee Health & Productivity, Care Management, Disease Management and Disability Management.  In late 2007, Clarity Benefit Consulting, LLC was acquired by Alliant Insurance Services, Inc.  Alliant is the nation’s second largest privately held employee benefit and risk management consulting firm.  Alliant is owned by Blackstone Private Equity.

Mr. Greene is actively involved in his industry and community.  He serves on the Research Board for the Integrated Benefits Institute, a national non-profit research entity focused on employee health & productivity. He is a Board Member for the national CIGNA Healthcare Advisory Board.   He is a Board member of the Buckhead Christian Ministries, an Atlanta faith-based non-profit that focuses on providing financial and community-based assistance to low-income families.  He also serves as an Elder at the First Presbyterian Church of Atlanta, where he is active in Christian Education and serves as President of the Ours for Today small group.  Mr. Greene is an active philanthropist in several Atlanta-based non-profit organizations.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2008

Coastal Capital Acquisition Corp. By: /s/ D. Paul Graham Name: D. Paul Graham Title: President, CEO